Financial Instruments (Tables)	12 Months Ended
Dec. 27, 2014
Derivative Instruments and Hedges, Assets [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
Financial Instruments
Derivatives
We are exposed to market risks arising from adverse changes in:

•	commodity prices, affecting the cost of our raw materials and energy;

•	foreign exchange rates and currency restrictions; and

•	interest rates.
In the normal course of business, we manage commodity price, foreign exchange and interest rate risks through a variety of strategies, including productivity initiatives, global purchasing programs and hedging. Ongoing productivity initiatives involve the identification and effective implementation of meaningful cost-saving opportunities or efficiencies, including the use of derivatives. Our global purchasing programs include fixed-price purchase orders and pricing agreements.
Our hedging strategies include the use of derivatives. Certain derivatives are designated as either cash flow or fair value hedges and qualify for hedge accounting treatment, while others do not qualify and are marked to market through earnings. Cash flows from derivatives used to manage commodity price, foreign exchange or interest rate risks are classified as operating activities in the Consolidated Statement of Cash Flows. We classify both the earnings and cash flow impact from these derivatives consistent with the underlying hedged item. See “Our Business Risks” in Management’s Discussion and Analysis of Financial Condition and Results of Operations for further unaudited information on our business risks.
For cash flow hedges, the effective portion of changes in fair value are deferred in accumulated other comprehensive loss within common shareholders’ equity until the underlying hedged item is recognized in net income. For fair value hedges, changes in fair value are recognized immediately in earnings, consistent with the underlying hedged item. Hedging transactions are limited to an underlying exposure. As a result, any change in the value of our derivative instruments would be substantially offset by an opposite change in the value of the underlying hedged items. We do not use derivative instruments for trading or speculative purposes. We perform assessments of our counterparty credit risk regularly, including reviewing netting agreements, if any, and a review of credit ratings, credit default swap rates and potential nonperformance of the counterparty. Based on our most recent assessment of our counterparty credit risk, we consider this risk to be low. In addition, we enter into derivative contracts with a variety of financial institutions that we believe are creditworthy in order to reduce our concentration of credit risk.
Commodity Prices
We are subject to commodity price risk because our ability to recover increased costs through higher pricing may be limited in the competitive environment in which we operate. This risk is managed through the use of fixed-price contracts and purchase orders, pricing agreements and derivative instruments, which include swaps and futures. In addition, risk to our supply of certain raw materials is mitigated through purchases from multiple geographies and suppliers. We use derivatives, with terms of no more than three years, to economically hedge price fluctuations related to a portion of our anticipated commodity purchases, primarily for agricultural products, energy and metals. Ineffectiveness for those derivatives that qualify for hedge accounting treatment was not material for all periods presented. Derivatives used to hedge commodity price risk that do not qualify for hedge accounting treatment are marked to market each period with the resulting gains and losses recorded in corporate unallocated expenses as either cost of sales or selling, general and administrative expenses, depending on the underlying commodity. These gains and losses are subsequently reflected in division results when the divisions recognize the cost of the underlying commodity in operating profit.
Our open commodity derivative contracts had a notional value of $1.2 billion as of December 27, 2014 and $1.4 billion as of December 28, 2013.
Foreign Exchange
Our operations outside of the U.S. generate 49% of our net revenue, with Russia, Mexico, Canada, the United Kingdom and Brazil comprising approximately 23% of our net revenue in 2014. As a result, we are exposed to foreign exchange risks.
Additionally, we are exposed to foreign exchange risk from foreign currency purchases and foreign currency assets and liabilities created in the normal course of business. We manage this risk through sourcing purchases from local suppliers, negotiating contracts in local currencies with foreign suppliers and through the use of derivatives, primarily forward contracts with terms of no more than two years. Exchange rate gains or losses related to foreign currency transactions are recognized as transaction gains or losses in our income statement as incurred.
Our foreign currency derivatives had a total notional value of $2.7 billion as of December 27, 2014 and $2.5 billion as of December 28, 2013. Ineffectiveness for those derivatives that qualify for hedge accounting was not material for all periods presented. For foreign currency derivatives that do not qualify for hedge accounting treatment, all losses and gains were offset by changes in the underlying hedged items, resulting in no material net impact on earnings.
Interest Rates
We centrally manage our debt and investment portfolios considering investment opportunities and risks, tax consequences and overall financing strategies. We use various interest rate derivative instruments including, but not limited to, interest rate swaps, cross-currency interest rate swaps, Treasury locks and swap locks to manage our overall interest expense and foreign exchange risk. These instruments effectively change the interest rate and currency of specific debt issuances. Certain of our fixed rate indebtedness has been swapped to floating rates. The notional amount, interest payment and maturity date of the interest rate and cross-currency interest rate swaps match the principal, interest payment and maturity date of the related debt. Our Treasury locks and swap locks are entered into to protect against unfavorable interest rate changes relating to forecasted debt transactions.
The notional values of the interest rate derivative instruments outstanding as of December 27, 2014 and December 28, 2013 were $9.3 billion and $7.9 billion, respectively. Ineffectiveness, for those interest rate derivative instruments that qualify for cash flow hedge accounting were not material for all periods presented.
As of December 27, 2014, approximately 25% of total debt, after the impact of the related interest rate derivative instruments, was exposed to variable rates, compared to 31% as of December 28, 2013.
Available-for-Sale Securities
Investments in debt and equity marketable securities, other than investments accounted for under the equity method, are classified as available-for-sale. All highly liquid investments with original maturities of three months or less are classified as cash equivalents. Our investments in available-for-sale securities are reported at fair value. Unrealized gains and losses related to changes in the fair value of available-for-sale securities are recognized in accumulated other comprehensive loss within common shareholders’ equity. Unrealized gains and losses on our investments in marketable debt securities as of December 27, 2014 were not material. The pre-tax unrealized gains on our investments in marketable equity securities were $111 million and $122 million as of December 27, 2014 and December 28, 2013, respectively.
Changes in the fair value of available-for-sale securities impact net income only when such securities are sold or an other-than-temporary impairment is recognized. We regularly review our investment portfolio to determine if any security is other-than-temporarily impaired. In making this judgment, we evaluate, among other things, the duration and extent to which the fair value of a security is less than its cost; the financial condition of the issuer and any changes thereto; and our intent to sell, or whether we will more likely than not be required to sell, the security before recovery of its amortized cost basis. Our assessment on whether a security is other-than-temporarily impaired could change in the future due to new developments or changes in assumptions related to any particular security. We recorded no other-than-temporary impairment charges for the years ended December 27, 2014 and December 28, 2013.

Fair Values Of Financial Assets And Liabilities
Fair Value Measurements
The fair values of our financial assets and liabilities as of December 27, 2014 and December 28, 2013 are categorized as follows:

	2014		2013
	Assets(a)	Liabilities(a)	Assets(a)	Liabilities(a)
Available-for-sale securities:
Equity securities (b)	$124	$—	$135	$—
Debt securities (c)	3,167	—	—	—
	$3,291	$—	$135	$—
Short-term investments(d)	$197	$—	$184	$—
Prepaid forward contracts(e)	$26	$—	$24	$—
Deferred compensation(f)	$—	$504	$—	$504
Derivatives designated as fair value hedging instruments:
Interest rate(g)	$140	$—	$176	$10
Derivatives designated as cash flow hedging instruments:
Foreign exchange(h)	$76	$12	$22	$13
Interest rate(h)	1	117	19	—
Commodity(i)	3	10	6	29
	$80	$139	$47	$42
Derivatives not designated as hedging instruments:
Foreign exchange(h)	$12	$13	$12	$8
Interest rate(g)	57	75	71	94
Commodity(i)	18	166	20	89
	$87	$254	$103	$191
Total derivatives at fair value(j)	$307	$393	$326	$243
Total	$3,821	$897	$669	$747

(a)
Unless otherwise noted, financial assets are classified on our consolidated balance sheet within prepaid expenses and other current assets and other assets. Financial liabilities are classified on our consolidated balance sheet within accounts payable and other current liabilities and other liabilities. Unless specifically indicated, all financial assets and liabilities are categorized as Level 2 assets or liabilities.

(b)	Based on the price of common stock. Categorized as a Level 1 asset. These equity securities are classified as investments in noncontrolled affiliates.

(c)
Based on quoted broker prices or other significant inputs derived from or corroborated by observable market data. As of December 27, 2014, $0.8 billion and $2.4 billion of debt securities were classified as cash equivalents and short-term investments, respectively. All of the Company’s available-for-sale debt securities have contractual maturities of one year or less.

(d)
Based on the price of index funds. Categorized as a Level 1 asset. These investments are classified as short-term investments and are used to manage a portion of market risk arising from our deferred compensation liability.

(e)	Based primarily on the price of our common stock.

(f)	Based on the fair value of investments corresponding to employees’ investment elections.

(g)
Based on LIBOR forward rates and recently reported market transactions of spot and forward rates. As of December 27, 2014 and December 28, 2013, amounts related to non-designated instruments are presented as a net liability on our consolidated balance sheet.

(h)	Based on recently reported market transactions of spot and forward rates.

(i)	Based on recently reported market transactions, primarily swap arrangements.

(j)
Unless otherwise noted, derivative assets and liabilities are presented on a gross basis on our consolidated balance sheet. Amounts subject to enforceable master netting arrangements or similar agreements which are not offset on the consolidated balance sheet as of December 27, 2014 and December 28, 2013 were immaterial. Collateral received against any of our asset positions was immaterial.

Effective Portion Of Pre-Tax (Gains)/Losses On Derivative Instruments
The carrying amounts of our cash and cash equivalents and short-term investments approximate fair value due to their short-term maturity. The fair value of our debt obligations as of December 27, 2014 and December 28, 2013 was $31 billion and $30 billion, respectively, based upon prices of similar instruments in the marketplace.
Pre-tax losses/(gains) on our derivative instruments are categorized as follows:

	Fair Value/Non- designated Hedges		Cash Flow Hedges
	Losses/(Gains) Recognized in Income Statement(a)		Losses/(Gains) Recognized in Accumulated Other Comprehensive Loss		Losses/(Gains) Reclassified from Accumulated Other Comprehensive Loss into Income Statement(b)
	2014	2013	2014	2013	2014	2013
Foreign exchange	$2	$(9)	$(70)	$(24)	$(16)	$—
Interest rate	21	99	135	(13)	233	3
Commodity	170	126	23	57	32	42
Total	$193	$216	$88	$20	$249	$45

(a)
Foreign exchange derivative gains/losses are primarily included in selling, general and administrative expenses. Interest rate derivative gains/losses are primarily from fair value hedges and are included in interest expense. These gains/losses are substantially offset by increases/decreases in the value of the underlying debt, which are also included in interest expense. Commodity derivative gains/losses are included in either cost of sales or selling, general and administrative expenses, depending on the underlying commodity.

(b)
Foreign exchange derivative gains/losses are primarily included in cost of sales. Interest rate derivative gains/losses are included in interest expense. Commodity derivative gains/losses are included in either cost of sales or selling, general and administrative expenses, depending on the underlying commodity.

During the next 12 months, we expect to reclassify net gains of $21 million related to our cash flow hedges from accumulated other comprehensive loss into net income.